================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          FOREST CITY ENTERPRISES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          FOREST CITY ENTERPRISES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 10, 1997


NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Forest City Enterprises, Inc. will be held in the auditorium of the Brooklyn Union Gas Building, One MetroTech Center, Brooklyn, New York 11201, on Tuesday, June 10, 1997 at 9:00 a.m. eastern daylight saving time, for the purpose of considering and acting upon:

     (1) The election of twelve (12) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified. Three (3) directors will be elected by holders of Class A Common Stock and nine (9) by holders of Class B Common Stock.

     (2) The proposed amendment of the Articles of Incorporation of the Company to increase the number of shares of Class A Common Stock and Class B Common Stock which the Company is authorized to issue from 16,000,000 shares to 48,000,000 shares and 6,000,000 shares to 18,000,000 shares, respectively.

     (3) The proposed amendment of the Articles of Incorporation of the Company to increase the number of shares of Preferred Stock which the Company is authorized to issue from 1,000,000 shares to 5,000,000 shares.

     (4) The ratification of Coopers & Lybrand, L.L.P. as independent auditors for the Company for the fiscal year ending January 31, 1998.

     (5) Such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on April 15, 1997 will be entitled to notice of and to vote at such annual meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

                           Thomas G. Smith, Secretary

Cleveland, Ohio
May 14, 1997


IMPORTANT: IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING.
           WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE MARK, DATE AND SIGN THE APPROPRIATE ENCLOSED PROXY OR PROXIES AND SEND THEM BY RETURN MAIL IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          FOREST CITY ENTERPRISES, INC.

                                 PROXY STATEMENT
                     SOLICITATION AND REVOCATION OF PROXIES

The enclosed Proxy or Proxies relating to shares of Class A Common Stock and Class B Common Stock are solicited by and on behalf of the Board of Directors of Forest City Enterprises, Inc. (hereinafter referred to as the "Company") for use at the annual meeting of shareholders to be held on Tuesday, June 10, 1997 at 9:00 a.m., eastern daylight saving time, in the auditorium of the Brooklyn Union Gas Building, One MetroTech Center, Brooklyn, New York 11201. This Proxy Statement and related form of proxy are being first sent to shareholders on or about May 15, 1997. A shareholder giving a Proxy may revoke the same by notifying the Secretary of the Company in writing or at the annual meeting, without affecting any vote previously taken.

                      OUTSTANDING SHARES AND VOTING RIGHTS

As of April 15, 1997, the record date ("Record Date") fixed for the determination of shareholders entitled to vote at the annual meeting, there were outstanding 7,702,633 shares of Class A Common Stock, par value $.33-1/3 per share, and 5,409,343 shares of Class B Common Stock, par value $.33-1/3 per share, of the Company (hereinafter collectively referred to as "Common Stock").The number of shares outstanding and all other share numbers in this Proxy Statement reflect the effect of a 3-for-2 stock split of the Class A Common Stock and Class B Common Stock that took effect on February 17, 1997. At the annual meeting, the holders of Class A Common Stock will be entitled as a class to elect three (3) directors, and will be entitled to one vote per share for this purpose. J Maurice Struchen, Michael P. Esposito, Jr. and Joan K. Shafran have been nominated for election to serve as these directors. At the annual meeting, the holders of Class B Common Stock will be entitled as a class to elect nine (9) directors, and will be entitled to one vote per share for this purpose. Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner, Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen, Brian J. Ratner and Deborah Ratner Salzberg have been nominated for election to serve as these directors. Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock will vote together on all other matters presented at the meeting and will be entitled to one (1) vote per share of Class A Common Stock and ten (10) votes per share of Class B Common Stock held of record.

If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than forty-eight hours before the time fixed for the holding of the meeting that such shareholder desires cumulative voting with respect to the election of directors by a class of shareholders to which he belongs, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each holder of shares of that class shall have the right to accumulate such voting power as he possesses at such election with respect to shares of that class. Each holder of shares of Class A Common Stock or Class B Common Stock as the case may be, shall have as many votes as equal the number of shares of that class of Common Stock owned by him multiplied by the number of directors to be elected by the holders of that class of Common Stock. These votes may be distributed among the total number of directors to be elected by the holders of that class of common stock or distributed among any lesser number, in such proportion as the holder may desire.

Under Ohio law and the Company's Articles of Incorporation, broker non-votes and abstaining votes will be counted for purposes of determining whether a quorum is present at the annual meeting, but will not be counted in favor of or against any nominee for election to the Board of Directors of the Company. Broker non-votes and abstentions will have the same effect as votes against the proposed amendments to the Articles of Incorporation or the ratification of Coopers & Lybrand, L.L.P. as the Company's independent auditors for the fiscal year ending January 31, 1998.

                                  ANNUAL REPORT

The Company's Annual Report for the fiscal year ended January 31, 1997 is enclosed herewith, but is not part of this Proxy Statement.

                              ELECTION OF DIRECTORS

It is intended that proxies will be voted for the election of the nominees named in the table below as directors of the Company unless authority is withheld. Each is to serve until the next annual shareholders' meeting and until his or her successor is elected and qualified. In the event any one or more of such nominees unexpectedly becomes unavailable for election, proxies will be voted in accordance with the best judgment of the proxy holder. All of the nominees are presently directors of the Company except for Joan K. Shafran. Joan K. Shafran is the nominee to replace Nathan Shafran who will retire from the Board at the end of his term.

At March 4, 1997, the Ratner, Miller and Shafran Families, which include members of the Company's current Board of Directors and certain executive officers ("Family Interests"), owned 74.3% of the Class B Common Stock. RMS, Limited Partnership ("RMSLP"), which owned 74.0% of the Class B Common Stock outstanding as of the Record Date, is a limited partnership, comprised of the Family Interests, with eight individual general partners, currently consisting of Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company, Charles A. Ratner, President, Chief Executive Officer of the Company and Director, Ronald A. Ratner, Executive Vice President of the Company and Director, Brian J. Ratner, Senior Vice President - Development of the Company and Director, Deborah Ratner Salzberg, Vice President of Forest City Residential, Inc., a subsidiary of the Company, and Director, Fannye Shafran and Joseph Shafran, and one position that is currently vacant. Nathan Shafran and Fannye Shafran are the father and mother of Joan K. Shafran and Joseph Shafran and the uncle and aunt of Charles A. Ratner, James A. Ratner and Ronald A. Ratner, who are brothers, and of Albert B. Ratner. Albert B. Ratner is the father of Brian J. Ratner and Deborah Ratner Salzberg and is first cousin to Charles A. Ratner, James A. Ratner, Ronald A. Ratner, Joan K. Shafran and Joseph Shafran. Samuel H. Miller was married to Ruth Ratner Miller (now deceased), a sister of Albert B. Ratner. The vacant general partnership position relates to shares controlled by the children of Ruth Ratner Miller.

Under the partnership agreement of RMSLP ("Agreement"), the voting power of the general partners representing a family branch is determined by dividing the interest of the family branch they represent by the aggregate interests of all family branches. The voting power of the general partner or general partners representing a family branch may not be divided or apportioned but must be voted together as a whole. If the general partners representing a family branch are unable to agree on how to vote that branch, the total voting power of the other general partners is computed without reference to the voting power otherwise available to that family branch. Accordingly, the voting power of the Ruth Miller Family Branch will be excluded until its vacant general partner position is filled. General partners holding 60% of the total voting power (excluding the voting power of a family branch, if any, unable to agree on how to vote on a particular matter) of RMSLP determine how to vote the Class B Common Stock of Forest City Enterprises, Inc. held by RMSLP.

At March 4, 1997, members of the Family Interests collectively owned 43.9% of the Class A Common Stock. The following table includes the shares of Class B Common Stock held by RMSLP under the Agreement voted by the general partners of RMSLP at March 4, 1997, who under Rule 13d-3 of the Securities Exchange Act of 1934 are deemed to be the beneficial owners of those shares of Class B Common
Stock:

w

                                                                                      Percent of
                                                    Shares of Class B                   RMSLP's
                              Name of                  Common Stock                Holdings of Class B
 Family Branch            General Partners          Held through RMSLP               Common Stock*
-------------------------------------------------------------------------------------------------------
Max Ratner                Charles A. Ratner            1,607,685                         40.2%
                          Ronald A. Ratner

Albert Ratner             Brian J. Ratner                829,318                         20.7%
                          Deborah Ratner Salzberg

Samuel H. Miller          Samuel H. Miller               303,601                          7.6%

Shafran                   Fannye Shafran                 800,968                         20.0%
                          Joseph Shafran

Ruth Miller               Abraham Miller                 459,985                         11.5%
                          (Resigned April 4, 1997;
                          position presently vacant)
                                                       ---------                        -----
      Total                                            4,001,557                        100.0%
                                                       =========                        =====

* Represents total voting power for the Family Branch

The following table sets forth the beneficial ownership of shares of Class A Common Stock and Class B Common Stock as of March 4, 1997 of each director, nominee, other named executive officer and all directors and executive officers as a group. Except as otherwise noted, each person has had the principal occupation shown for at least the last five years.

                                                                                 Number of Shares of Common
                                                                                  Stock Beneficially Owned
                                                          --------------------------------------------------------------------------
                                                                                      Combined
                                                                                       Class
                                                            Class A                    A and B    Percent     Class B
                   Occupation                   Director    Common         Percent     Common        of        Common      Percent
      Name           And Age                     Since     Stock(e)     of Class(e)   Stock(f)    Class(f)      Stock      of Class
------------------------------------------------------------------------------------------------------------------------------------
CURRENT DIRECTOR NOT STANDING FOR RE-ELECTION
     Nathan       Vice Chairman                  1960      330,536(3)        4.29%       332,786    4.32%       2,250(4)     0.04%
     Shafran      of the Board of                                                         (3)(4)
                  Directors of the Company.
                  Age 83.(c)

NOMINEES
(1)  J Maurice    Retired Chairman               1971          750           0.01%         1,500    0.02%         750        0.01%
     Struchen     and Chief Executive
                  Officer of Society
                  Corporation (now Key
                  Corporation) (banking);
                  Director of Greif Bros.
                  Corporation (creative
                  packaging).
                  Age 76. (a,b)

                                                                                 Number of Shares of Common
                                                                                  Stock Beneficially Owned
                                                          --------------------------------------------------------------------------
                                                                                      Combined
                                                                                       Class
                                                          Class A                      A and B     Percent     Class B
                   Occupation                Director     Common           Percent     Common        of        Common      Percent
      Name           And Age                   Since      Stock(e)       of Class(e)   Stock(f)    Class(f)     Stock      of Class
------------------------------------------------------------------------------------------------------------------------------------
(1) Michael P.    Partner, Inter-Atlantic      1995         1,800            0.02%         1,800     0.02%              -        -
    Esposito, Jr. Securities Corporation
                  (financial services);
                  Retired Chief Administrative
                  and Control Officer of The
                  Chase Manhattan Bank, N.A.
                  (banking); Chairman of the
                  Board of Exel Limited
                  (Bermuda; insurance).
                  Age 57. (a,b)

(1) Joan K.       Managing Partner, The           -       145,592(5)         1.89%       147,842     1.92%         2,250(6)    0.04%
    Shafran       Berimore Company                                                        (5)(6)
                  (investments); Principal,
                  Do While Studio, Boston
                  (art and technology nonprofit);
                  Faculty of School of the
                  Museum of Fine Arts,
                  Boston (education).  Age 49.

(2) Albert B.     Co-Chairman of the           1960       602,446(7)         7.82%       603,874     7.84%         1,428(8)    0.03%
    Ratner        Board of Directors of the                                               (7)(8)
                  Company since June 1995,
                  Vice Chairman of the Board
                  of the Company from June 1993
                  to June 1995, Chief Executive
                  Officer prior to July 1995
                  and President prior to July
                  1993. Director of American
                  Greetings Corporation
                  (greeting cards) and RPM, Inc.
                  (manufacturing).
                  Age 69. (c)

(2)  Samuel H.    Co-Chairman of the           1960       509,818(9)         6.62%     4,511,375    38.55%    4,001,557(10)   73.97%
     Miller       Board of Directors                                                     (9)(10)
                  of the Company since
                  June 1995, Chairman of
                  the Board of the Company
                  from June 1993 to June 1995
                  and Vice Chairman of the
                  Board, Chief Operating Officer
                  of the Company prior to
                  June 1993, Treasurer of the
                  Company since December 1992.
                  Age 75.(c)

                                                                                 Number of Shares of Common
                                                                                  Stock Beneficially Owned
                                                          --------------------------------------------------------------------------
                                                                                      Combined
                                                                                       Class
                                                          Class A                      A and B    Percent     Class B
                   Occupation                Director     Common           Percent     Common        of        Common      Percent
      Name           And Age                   Since      Stock(e)       of Class(e)   Stock(f)    Class(f)     Stock      of Class
------------------------------------------------------------------------------------------------------------------------------------
(2)  Charles A.   President of the Company    1972          885,220(11)      11.49%    4,886,777    41.75%   4,001,557(12)   73.97%
     Ratner       since June 1993, Chief                                                (11)(12)
                  Executive Officer of the
                  Company since June 1995,
                  Chief Operating Officer
                  from June 1993 to June
                  1995 and Executive Vice
                  President prior to June
                  1993. Director of Cole
                  National Corporation
                  (retail) and Cole
                  National Group Inc.
                  (retail). Age 55. (c)

(2)  James A.     Executive Vice              1984        1,007,511(13)      13.08%    1,007,511    13.08%          - (14)    -
     Ratner       President of the Company and                                          (13)(14)
                  President of Forest City
                  Rental Properties
                  Corporation, a subsidiary
                  of the Company. Age 52.(c)

(2)  Jerry V.     Retired Chairman            1984               -              -           -          -              -        -
     Jarrett      and Chief Executive
                  Officer of Ameritrust
                  Corporation (banking).
                  Age 65. (a,b)

(2)  Ronald A.    Executive Vice President    1985          427,815(15)       5.55%    4,429,372    37.85%   4,001,557(16)   73.97%
     Ratner       of the Company and                                                    (15)(16)
                  President of Forest
                  City Residential Group, Inc.,
                  a subsidiary of the
                  Company.  Age 50. (c)

(2)  Scott S.     Dean and Professor          1989            1,050           0.01%        1,050     0.01%              -       -
     Cowen        of Weatherhead School of
                  Management, Case Western
                  Reserve University
                  (education); Director of
                  FabriCenters of America,
                  Inc., (specialty
                  retailing), Rubbermaid
                  Corporation (consumer
                  products), American
                  Greetings Corporation
                  (greeting cards) and
                  KeyBank, N.A. (banking).
                  Age 50. (a,b)

                                                                                 Number of Shares of Common
                                                                                  Stock Beneficially Owned
                                                          --------------------------------------------------------------------------
                                                                                      Combined
                                                                                       Class
                                                          Class A                      A and B    Percent     Class B
                   Occupation                Director     Common           Percent     Common        of        Common      Percent
      Name           And Age                   Since      Stock(e)       of Class(e)   Stock(f)    Class(f)     Stock      of Class
------------------------------------------------------------------------------------------------------------------------------------
(2)  Brian J.     Senior Vice President-       1993       67,867(17)          0.88%      4,069,424  34.77%      4,001,557(18) 73.97%
     Ratner       Development of the Company                                              (17)(18)
                  since January 1997, Vice
                  President-Urban
                  Entertainment from June
                  1995 to December 1996,
                  Vice President of the
                  Company from May 1994 to
                  June 1995 and an officer
                  of various subsidiaries.
                  Age 39. (c)

(2)  Deborah      Officer of various           1995       39,151(19)          0.51%      4,040,708  34.52%      4,001,557(20) 73.97%
     Ratner       subsidiaries of the                                                     (19)(20)
     Salzberg     Company.
                  Age 43. (c)

OTHER NAMED EXECUTIVE OFFICER
     Thomas G.    Senior Vice                                  -                 -             205   0.00%            205      0.00%
     Smith        President, Chief
                  Financial Officer and
                  Secretary of the Company.
                  Director of Cleveland
                  Region Advisory Board,
                  First National Bank of
                  Ohio (banking). Age 56.
                  (c,d)

ALL DIRECTORS, NOMINEES
  AND EXECUTIVE OFFICERS                               2,794,459(21)         36.28%      6,801,536  58.09%      4,007,077(22) 74.07%
      AS A GROUP (21 in number)                                                           (21)(22)

(1)  Nominated for election by holders of Class A Common Stock.

(2)  Nominated for election by holders of Class B Common Stock.

(3) Includes 52,588 shares of Class A Common Stock held in a partnership in which Mr. Shafran has shared power of voting and disposition. Mr. Shafran has beneficial ownership of 232,188 shares held in trusts for which he is trustee and has shared power of voting and disposition.

(4) These represent shares held in a partnership in which Mr. Shafran has shared power of voting and disposition. Mr. Shafran disclaims beneficial ownership of 800,668 shares of Class B Common Stock owned through the Shafran Family Branch of RMSLP. See discussion of RMSLP above.

(5) Includes 52,588 shares of Class A Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition.
     Ms. Shafran has beneficial ownership of 91,879 shares held in a trust for which she is trustee and has shared power of voting and disposition.

(6) These represent shares held in a partnership in which Joan K. Shafran has shared power of voting and disposition.

(7) Albert B. Ratner has beneficial ownership of 198,961 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 315,268 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 33,494 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees.

(8) Albert B. Ratner disclaims beneficial ownership of 684,498 shares of Class B Common Stock held by trusts for which he is trustee and 36,900 shares held by trusts for which he is trust advisor, all of which are held in the Albert Ratner Family Branch of RMSLP. See discussion of RMSLP above.

(9) Samuel H. Miller has beneficial ownership of 232,188 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 275,101 shares for which he has sole power of voting and disposition.

(10) Samuel H. Miller's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(11) Charles A. Ratner has beneficial ownership of 644,334 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 1,336 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 64,957 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees.

(12) Charles A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(13) James A. Ratner has beneficial ownership of 686,615 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 68,586 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 11,812 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees.

(14) James A. Ratner disclaims beneficial ownership of 758,779 shares of Class B Common Stock held by trusts for which he is trustee and 67,066 shares held by trusts for which he is trust advisor, all of which are held in the Max Ratner Family Branch of RMSLP. See discussion of RMSLP above.

(15) Ronald A. Ratner has beneficial ownership of 111,951 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 68,860 shares for which he has sole power of voting and disposition.

(16) Ronald A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(17) Brian J. Ratner has beneficial ownership of 2,130 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner claims beneficial ownership of 7,800 shares held as custodian for his daughter and as to which he has sole power of voting and disposition.

(18) Brian J. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(19) Deborah Ratner Salzberg has beneficial ownership of 25,230 shares of Class A Common Stock held in a trust for which she is trustee and has shared power of voting and disposition.

(20) Deborah Ratner Salzberg's beneficial ownership of these shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP above.

(21) These shares of Class A Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category.

(22) Included in this total are 4,001,557 shares of Class B Common Stock that are held by RMSLP. These shares of Class B Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category.

(a)  Member of the Audit Committee.

(b)  Member of the Compensation Committee.

(c)  Officer and/or director of various subsidiaries of the Company.

(d)  This officer is not a director.

(e) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(f) Reflects potential conversion of all Class B Common Stock held by the nominee or officer listed to Class A Common Stock. Shares of Class B Common Stock are convertible pursuant to their terms into shares of Class A Common Stock at any time on a 1-for-1 basis.


The Company has been advised that the shares owned by RMSLP and shares owned by other Ratner, Miller and Shafran families will be voted for the approval of the election of the directors nominated. If such shares are voted for approval, then such vote will be sufficient to elect the nominees voted on by the Class B shareholders.

                              DIRECTOR COMPENSATION

Directors who are not officers of the Company received fees of $5,000 each for attending each of four regular Board of Directors meetings during the fiscal year ended January 31, 1997. Each Director also receives fees for attending any committee meeting and for acting as chairman for any committee meeting. During fiscal 1996, Messrs. Cowen, Jarrett, Struchen and Esposito received $4,000, $4,000, $2,500 and $2,500, respectively, for attending or acting as chairman for such meetings. In addition, Messrs. Struchen, Jarrett and Esposito received $46,500, $7,000 and $3,000, respectively for attending various operating, strategic planning and other special meetings in their capacity as a Director of the Company. During fiscal 1996, Messrs. Cowen, Esposito, Jarrett and Struchen were each granted 2,250 non-qualified stock options to purchase shares of Class A Common Stock pursuant to the 1994 Stock Option Plan. The options have a term of 10 years and vest as follows: 25% after two years, 50% after three years and 100% after four years from date of grant. The exercise price of $28.75 is equal to the fair market value of a share of Class A Common Stock on the date of grant. Officers of the Company who serve as directors do not receive any additional compensation.

                           PRINCIPAL SECURITY HOLDERS

The following table sets forth the security ownership as of March 4, 1997 of all other persons who beneficially own 5% or more of the Company's Common Stock.

                                                                         Number of Shares of Common
                                                                          Stock Beneficially Owned
                                           ----------------------------------------------------------------------------------
                                                                         Combined
                                                                           Class
                                             Class A                      A and B                     Class B
                                             Common           Percent     Common       Percent        Common        Percent
         Name and Address                   Stock (a)         of Class   Stock(b)      of Class(b)     Stock        of Class
-----------------------------------------------------------------------------------------------------------------------------

William Harris Investors, Inc.                338,322(1)(4)    4.39%     534,908(1)(4)    6.77%     196,586(1)(4)       3.63%
2 North LaSalle Street, Suite 400
Chicago, IL 60602-3703

Wanger Asset Management, L.P.,                184,500(2)(4)    2.40%     417,000(2)(4)    5.26%     232,500(2)(4)       4.30%
 Wanger Asset Management, Ltd.,
 Ralph Wanger and Acorn Investment
  Trust, Series Designated Acorn Fund
227 West Monroe, Suite 3000
Chicago, IL 60606

Private Capital Management, Inc.              617,625(3)(4)    8.02%     617,625(3)(4)    8.02%           -             -
3003 Tamiami Trail North
Naples, FL 33940

Fannye Shafran                                136,211   (5)    1.77%   4,140,018   (5)   35.37%   4,003,807   (5)      74.01%
RMS, Limited Partnership
10800 Brookpark Road
Cleveland, OH 44130

Joseph Shafran                                144,467   (6)    1.88%   4,148,274   (6)   35.44%   4,003,807   (6)      74.01%
Paran Management Company
13212 Shaker Boulevard, Room 201
Cleveland, OH 44120

Ratner, Miller & Shafran Family Interests   3,378,987   (7)   43.87%   7,396,897   (7)   63.11%   4,017,910   (7)      74.27%
10800 Brookpark Road
Cleveland, OH 44130

(1) William Harris Investors,Inc. (WHI), a Delaware corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. WHI has reported to the Company that it is the beneficial owner of the securities included in the table above by virtue of its advisory relationship with persons owning the securities.

(2) Wanger Asset Management, L.P. (WAM) is a Delaware limited partnership registered under Section 203 of the Investment Advisers Act of 1940, Wanger Asset Management, Ltd. (WAM Ltd) is a Delaware corporation, and Ralph Wanger (Wanger) is a U.S. citizen. WAM Ltd. is the sole general partner of WAM. Wanger is the principal stockholder of WAM Ltd. Acorn Investment Trust, Series Designated Acorn Fund (Acorn) is a Massachusetts business trust. Power over voting and disposition of the securities reported by Acorn is shared with WAM, which is the investment advisor of Acorn.

(3) Private Capital Management, Inc. (PCM), a Florida corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. PCM is deemed to be the beneficial owner of 617,625 shares of Class A Common Stock because of its shared power to dispose or to direct the disposition of these securities; PCM disclaims any power to vote or to direct the voting of these securities. Bruce S. Sherman, as president of PCM, may also be deemed to be the beneficial owner of the 617,625 shares beneficially owned by PCM. Mr. Michael J. Seaman, an employee of PCM or its affiliates, owns 4,500 shares of Class A Common Stock not included in the table above. Mr. Seaman disclaims any beneficial ownership in any of the securities beneficially owned by either PCM or Mr. Sherman.

(4) The number of shares of capital stock beneficially owned represent shares beneficially owned at December 31, 1996 as disclosed in Form 13G filed by the Principal Security Holder named in the table. The number of shares beneficially owned have been adjusted to reflect the February 1997 stock split.

(5) Fannye Shafran is the wife of Nathan Shafran and mother of Joan K. Shafran and Joseph Shafran. Included in the Class A Common Stock are 52,588 shares held in a partnership in which Fannye Shafran has shared power of voting and disposition. Mrs. Shafran has beneficial ownership of 38,416 shares of Class A Common Stock held in a trust for which she is trustee and has sole power of voting and disposition. Included in the Class B Common Stock are 2,250 shares held in a partnership in which Fannye Shafran has shared power of voting and disposition. Fannye Shafran's beneficial ownership of the remaining 4,001,557 shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP under "Election of Directors."

(6)  Joseph Shafran is the son of Nathan and Fannye Shafran and brother of Joan
     K. Shafran. Included in the Class A Common Stock are 52,588 shares held in a partnership in which Joseph Shafran has shared power of voting and disposition. Mr. Shafran has beneficial ownership of 91,879 shares of Class A Common Stock held in a trust for which he is trustee and has shared power of voting and disposition. Included in the Class B Common Stock are 2,250 shares held in a partnership in which Joseph Shafran has shared power of voting and disposition. Joseph Shafran's beneficial ownership of the remaining 4,001,557 shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under "Election of Directors."

(7) The Ratner, Miller and Shafran families have an ownership interest in the Company as reflected in the table above. These securities are beneficially owned by members of these families either individually or through a series of trusts and custodianships. Of the shares of Class B Common Stock listed above, RMSLP owns 4,001,557 shares which represents 73.97% of the Class B Common Stock outstanding at March 4, 1997.
          Certain members of the Ratner Miller and Shafran families have been nominated for election to serve on the Board of Directors of the Company. (See information regarding nominees and directors previously disclosed for further information regarding the beneficial ownership of the Company's Common Stock by these individuals).

(a) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(b) Reflects potential conversion of all Class B Common Stock held by the principal security holder listed to Class A Common Stock. Shares of Class B Common Stock are convertible into shares of Class A Common Stock at anytime on a 1-for-1 basis.

                      COMMITTEES OF THE BOARD OF DIRECTORS

During the last fiscal year, the Company's Board of Directors held four regular meetings.

The Audit Committee is composed of four outside directors: Messrs. Scott S. Cowen (Chairman), Michael P. Esposito, Jr., Jerry V. Jarrett and J Maurice Struchen. The Audit Committee recommends the firm of independent accountants to be appointed by the Board of Directors, subject to approval by the shareholders, reviews the fee structure and the scope of the annual audit, reviews the results of the annual audit, reviews reports of significant audits performed by the Company's internal auditors, reviews the adequacy of internal controls and consults with independent accountants and financial management on accounting issues, including significant changes in accounting practices. Three Audit Committee meetings were held during the 1996 fiscal year.

The Compensation Committee is comprised of four outside directors: Messrs. Jerry
V. Jarrett (Chairman), Scott S. Cowen, Michael P. Esposito, Jr., and J Maurice Struchen. The Compensation Committee reviews the compensation arrangements for senior management. Three Compensation Committee meetings were held during the 1996 fiscal year.

Each nonemployee director who serves on either the Audit or Compensation Committees receives $500 for each meeting attended. In addition, any nonemployee director who chairs any such meeting receives an additional $500.

The Board does not have a nominating committee. Board of Director nominees are proposed by the existing Board members.

All Board members and Committee members attended at least 75% of their respective meetings during fiscal 1996.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors consists entirely of the following nonemployee Directors:

         Jerry V. Jarrett, Chairman                  Michael P. Esposito, Jr
         Scott S. Cowen                              J Maurice Struchen

No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

The primary role of the Compensation Committee is to develop and implement compensation policies which are consistent with and integrally linked to the accomplishment of the Company's strategic objectives.

The Company believes that shareholder value is best maximized through the increase in Earnings Before Depreciation, Amortization and Deferred Taxes, as discussed in the Management's Discussion and Analysis section of the Company's Annual Report, and the increase in the value of its real estate portfolio over time.

The Company adheres to certain principles in developing its compensation policies. First, total compensation should be competitive with other companies in the real estate industry of similar size. Incentive compensation should be linked both to each individual's performance and the performance of the Company as a whole. Compensation opportunities should be structured to attract and retain those individuals that can help achieve the Company's strategic objectives and thus maximize shareholder value.

The Compensation Committee reviews and approves all policies under which each form of compensation is paid or awarded to the Company's "key" officers as defined by the Committee. The salaries of the Chief Executive Officer and the five other most highly compensated officers are proposed by the Chief Executive Officer to the Committee for approval. The Committee then reviews and approves the compensation of the Chief Executive Officer and the five other most highly compensated executive officers. The Compensation Committee also reviews the salaries and incentives for each member of the Ratner, Miller and Shafran families identified as executive officers.

The Compensation Committee utilizes nationally recognized outside experts as consultants to assist it in the performance of its duties. These consultants are asked to analyze officers salaries and compare those paid by Forest City Enterprises with comparable corporations in the real estate field. In addition, the consultants are asked to provide the committee with guidance on ranges in annual salary and incentive compensation so officers of Forest City Enterprises would be compensated on a competitive basis. The committee meets with these consultants as required, and expects to continue to use their services in the future.

The Stock Option Plan is intended to grant options for key executives to purchase shares of Class A Common Stock of the Company at fair market value. Consistent with its approach to all incentive compensation, stock awards under the Plan will be granted based upon the Committee's evaluation of all performance criteria and at target levels commensurate with industry survey data regarding long-term incentives.

Section 162(m) of the Internal Revenue Code of 1986, as amended, and adopted under the Omnibus Budget Reconciliation Act of 1993, limits the deduction a publicly-held corporation may take for compensation paid to its chief executive officer and its four other most highly compensated employees. This Section of the Code currently does not apply to executive officer compensation for the Company. The Compensation Committee, therefore, does not have a policy regarding the qualification of executive officer compensation for deductibility under that Section of the Code.

In December 1996, the Compensation Committee approved an Executive Compensation Plan ("Plan"). The Plan includes executives who are part of the Company's strategic planning group. It features a short-term Management Incentive Plan Outline ("MIP") and a Long-Term Performance Plan Outline ("LTPP"). The MIP will provide short-term incentives for outstanding individual performance and achievement of annual objectives. Annually the Compensation Committee will set a range of performance objectives and related target incentives. Incentive awards may be in cash or deferral arrangements. The MIP is jointly administered by the Compensation Committee, the Chief Executive Officer and senior management. Incentive award payments require the approval of the Compensation Committee.

The LTPP is designed to reward the achievement of long-term performance goals as set forth in the strategic plan which, in turn, are expected to lead to improved shareholder return performance. Incentive awards may be in cash, stock compensation and deferral arrangements. The performance period over which awards may be earned span four fiscal years. The LTPP is administered by the Compensation Committee.

The Company entered into an agreement with Charles A. Ratner, President and Chief Executive Officer, on February 1, 1994. The Agreement provides for an annual salary of $325,000. The contract was initially for a one year term but is renewable annually. In reviewing the Chief Executive Officer's compensation, the Compensation Committee feels one of the most important indicators of performance on his part is his ability to understand and react to changing conditions affecting our industry and to adjust strategic directions and tactical plans to be responsive. Improving shareholder value and development of management succession plans also rank high on the list of performance indicators.


Jerry V. Jarrett, Chairman         Scott S. Cowen         Michael P. Esposito, Jr.      J Maurice Struchen

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation awarded to, earned by, or paid to the Company's chief executive officer and the five other most highly compensated named executive officers.

                           Summary Compensation Table
                           --------------------------
                                                               Long Term
                                                              Compensation
                                                                Awards
                                                               ----------
                                        Annual Compensation    Securities
                                        -------------------    Underlying   All Other
Name and Principal Position      Year   Salary($)   Bonus($)   Options(#) Compensation ($)
-------------------------------------------------------------------------------------------
Charles A. Ratner,               1996    $324,986    $   --      14,400    $137,726
   President and Chief           1995     324,986        --        --        11,551
   Executive Officer             1994     321,812        --        --         7,551

Albert B. Ratner, Co-Chairman    1996     449,986        --        --       159,634
   of the Board of Directors     1995     449,987        --        --        12,550
                                 1994     430,946        --        --        13,490

Samuel H. Miller, Co-Chairman    1996     385,121     109,000      --        12,103
   of the Board of Directors     1995     384,986      60,000      --        12,103
   and Treasurer                 1994     384,986        --        --        13,103

Thomas G. Smith,                 1996     310,804     100,000     7,200      51,875
   Senior Vice President,        1995     287,005     100,000      --        51,875
   Chief Financial Officer       1994     274,986     125,000      --        52,551
   and Secretary

Ronald A. Ratner                 1996     249,985        --       9,000       6,323
   Executive Vice President      1995     249,985        --        --         6,323
                                 1994     249,985        --        --         7,243

James A. Ratner                  1996     249,985        --       9,000       6,551
   Executive Vice President      1995     249,985        --        --         6,551
                                 1994     249,985        --        --         7,552

Amounts reported as "All Other Compensation" in 1996 include (i) accrual of annual benefits to each named executive officer's vested balance in the Company's deferred compensation plan as follows: Charles A. Ratner $10,000, Albert B. Ratner $10,000, Samuel H. Miller $10,000, Ronald A. Ratner $5,000 and James A. Ratner $5,000; (ii) accrual of an amount for Thomas G. Smith that is provided in lieu of a deferred compensation plan that existed with his prior employer $50,000; (iii) cost of group term life insurance as follows: Charles A. Ratner $900, Albert B. Ratner $1,575, Samuel H. Miller $1,128, Thomas G. Smith $900, Ronald A. Ratner $348 and James A. Ratner, $576; (iv) the Company's matching contribution to the 40l(k) plan as follows: Charles A. Ratner $975, Albert B. Ratner, $975, Samuel H. Miller $975, Thomas G. Smith $975, Ronald A. Ratner $975 and James A. Ratner $975; and (v) the dollar value of the benefit to the named executive officer of the interest-free use of the Company paid premiums, excluding the term insurance portion which is paid by the named executive officer, from the current year to the projected date the premiums will be refunded to the Company for split-dollar life insurance as follows: Charles
A. Ratner $125,851 and Albert B. Ratner $147,084.

The Company entered into employment agreements with Albert B. Ratner and Samuel
H. Miller, Co-Chairmen of the Board of Directors effective July 1, 1989 which provide for an annual salary of $450,000 and $385,000, respectively. The contracts were initially for a term of one year and are renewable annually. Although no formal bonus plan exists, an annual bonus may be awarded, determined on a discretionary basis.

The Company entered into employment agreements with James A. Ratner and Ronald
A. Ratner effective February 1, 1993 providing for annual salaries of $250,000 each. These contracts, which were initially for a term of one year, are renewable annually.

The employment agreements for Albert Ratner, Samuel Miller, Charles Ratner, James Ratner and Ronald Ratner further provide that upon the death of such officer his beneficiary will receive an annual payment for five years equal to one-half of his average annual contractual salary, as stated in the contract, and bonus, if any, for the five calendar years immediately preceding his death.

                        Option Grants in Last Fiscal Year
                        ---------------------------------

The following table sets forth information regarding stock options granted during fiscal 1996 to the six executive officers named in the Summary Compensation Table.

                                   Individual Grants
----------------------------------------------------------------------------------------
                           Number
                             of             % of Total                                          Grant Date
                          Securities           Options                                             Value
                          Underlying         Granted to       Exercise                          ----------
                           Options           Employees        or Base                           Grant Date
                           Granted           in Fiscal         Price          Expiration         Present
Name                       (#) (1)              Year          ($/Sh)            Date            Value $ (2)
----                       -------           ---------        --------        ----------        -----------
Charles A. Ratner           14,400              8.0%          $28.75            9/8/06           $206,928
Albert B. Ratner                -                  -              -                 -                   -
Samuel H. Miller                -                  -              -                 -                   -
Thomas G. Smith              7,200              4.0%          $28.75            9/8/06           $103,464
Ronald A. Ratner             9,000              5.0%          $28.75            9/8/06           $129,330
James A. Ratner              9,000              5.0%          $28.75            9/8/06           $129,330

(1) On September 9, 1996, stock options to purchase Class A Common Stock were granted under the 1994 Stock Option Plan ("Plan"). The options have a term of 10 years and vest as follows: 25% after two years, 50% after three years and 100% after four years from date of grant. The exercise price is equal to the fair market value of a share of Class A Common Stock on the date of grant. Under the Plan, awards may be incentive stock options or non-qualified stock options. All the options granted in the above table were non-qualified stock options, except Thomas G. Smith was granted 6,900 incentive stock options and 300 non-qualified stock options.

(2) The options were valued using the Black-Scholes option-pricing model using the following assumptions: expected volatility of 30.7%, based on closing prices of Class A Common Stock for 43 months prior to grant; risk-free interest rate of 6.5%, based on return of U.S. Government notes and bonds; dividend yield of .5% and expected life of 8.7 years.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values
                 -----------------------------------------------

The following table sets forth information with respect to the six executive officers named in the Summary of Compensation Table concerning the number and value of stock options to purchase Class A Common Stock outstanding at the end of fiscal 1996.

                                                               Number of
                                                               Securities           Value of
                                                               Underlying          Unexercised
                                                              Unexercised          In-the-Money
                                                               Options at           Options at
                              Shares                           FY-End (#)           FY-End ($)
                            Acquired on       Value           Exercisable/         Exercisable/
         Name               Exercise (#)    Realized ($)      Unexercisable      Unexercisable
-----------------------------------------------------------------------------------------------
Charles A. Ratner                  -           -                0/14,400         $0/ $ 176,400
Albert B. Ratner                   -           -                     -                   -
Samuel H. Miller                   -           -                     -                   -
Thomas G. Smith                    -           -                0/ 7,200         $0/ $  88,200
Ronald A. Ratner                   -           -                0/ 9,000         $0/ $ 110,250
James A. Ratner                    -           -                0/ 9,000         $0/ $ 110,250

The closing price of the Company's Class A Common Stock on January 31, 1997 was $41.00 per share.

The following graph shows a comparison of five-year cumulative total return of Forest City Enterprises, Inc. Class A Common Stock (FCEA), Forest City Enterprises, Inc. Class B Common Stock (FCEB), Standard & Poor's 500 Stock Index (S&P) and the Dow Jones Real Estate Investment Index (Dow Index).

                              PERFORMANCE GRAPH
               Jan-92    Jan-93    Jan-94    Jan-95    Jan-96    Jan-97
FCEA           $100      $151      $227      $176      $194      $361
FCEB           $100      $152      $251      $182      $194      $361
S&P            $100      $111      $125      $125      $174      $220
Dow Index      $100      $ 90      $106      $ 97      $119      $161

Companies that comprise the Dow Index include Catellus Development Corporation, Federal Realty Investment Trust, Health & Retirement Properties Trust, Healthcare Properties Investments, Inc., Host Marriott Corp., Kimco Realty Corp., Meditrust, New Plan Realty Trust, Newhall Land & Farming, The Rouse Company, Security Capital Pacific Trust, Simon DeBartolo Group, Vornado Realty Trust and Weingarten Realty Trust. Forest City Enterprises is not included in this Dow Index. The cumulative total return is based on a $100 investment on January 31, 1992 and the subsequent change in market prices of the securities at each respective fiscal year end. It also assumes that dividends were reinvested quarterly.

                      TRANSACTIONS WITH AFFILIATED PERSONS

The Company paid approximately $182,000 as total compensation during 1996 to RMS Investment Corp. (RMSIC), a company engaged in property management and leasing, controlled by the four children of Charles A. Ratner (the President, Chief Executive Officer and a Director of the Company) each holding a 4.3% interest, the two children of James Ratner (an Executive Vice President and a Director of the Company) each holding a 4.3% interest, the two children of Ronald Ratner (an Executive Vice President and a Director of the Company) each holding a 4.3% interest, the two children of Albert Ratner (a Co-Chairman of the Company's Board of Directors), Deborah Ratner Salzberg and Brian J. Ratner, each holding a 12.5% interest, the two children of Mark Ratner, (brother of Charles Ratner, James Ratner and Ronald Ratner) each holding a 4.3% interest, Albert Ratner as Trustee of the Ruth Miller Trust (11%), Nathan Shafran (a Director of the Company) as Trustee (3.6%), Samuel H. Miller as Trustee (14.0%) and Fannye Shafran as Trustee (3.6%). RMSIC manages and provides leasing services to two of the Company's Cleveland-area specialty retail shopping centers, Golden Gate (260,000 square feet) and Midtown (256,000 square feet). The rate of compensation for such management services is 4% of all tenant rentals, plus a lease fee of 2% to 3%. Management believes these fees are comparable to that which other management companies would charge.

The Company has agreed to repurchase, as of May 7, 1997, 77,700 shares of Class A Common Stock owned by Richard Miller, Aaron Miller and Gabrielle Miller, the children of Samuel H. Miller, the Company's Co-Chairman, and Ruth Miller, who died on November 26, 1996. The repurchase will provide funds necessary to pay taxes on the estate of Ruth Miller. The shares were purchased at a price of $36.50 for an aggregate purchase price of $2,836,050.00 plus 6.7% interest from May 7, 1997 to August 18, 1997, less any dividend paid between those two dates. The transfer of the shares and the payment for the same will take place on August 18, 1997.

Under the Company's current policy, no director, officer or employee, including members of the Ratner, Miller or Shafran families, is allowed to invest in a competing real estate opportunity without first obtaining approval of the Company's Conflict of Interest Committee. However, the Company currently does not have non-compete agreements with any of its directors, officers and employees and, upon leaving the Company, any director, officer or employee could compete with the Company. An exception to the Company's conflict-of-interest policy permits existing directors, officers and employees, including Albert B. Ratner, Co-Chairman of the Board of Directors, Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer, Charles A. Ratner, President, Chief Executive Officer and Director, Ronald A. Ratner, Executive Vice President and Director, Brian J. Ratner, Senior Vice President - Development and Director, and Deborah Ratner Salzberg, Vice President of Forest City Residential, Inc. (a subsidiary of the Company) and Director, James A. Ratner, Executive Vice President and President of Forest City Rental Properties Corporation, and Nathan Shafran, Director, to retain an interest in 15 properties that were acquired before 1960 and one post-1960 acquisition, with a total cost of $94.0 million. All but one of those properties are located in Cleveland and are in competition with properties owned by the Company. The ownership of these properties by these directors, officers and employees makes it possible that conflicts of interest may arise between them and the Company. Although no such conflicts are anticipated, areas of possible conflict may be in the development or expansion of properties which may compete with the Company or the solicitation of tenants for the use of such properties.

The Company and its subsidiaries have credit agreements and real estate mortgages with KeyBank National Association ("KeyBank"), f/k/a Society National Bank, of which J Maurice Struchen, who is a director of the Company, is a retired Chairman of the Board of Society Corporation, the former parent of Society National Bank. Scott Cowen, also a director of the Company, is a director of KeyBank. The amount outstanding against these credit lines and mortgages as of January 31, 1997 was $98,983,000.

The Company is a partner in various residential and land development projects with certain affiliates of William Harris Investors, Inc. ("Harris"), a principal security holder of the Company. The amounts of distributions, including repayment of loans, if any, made to Harris during calendar year 1996 and the net investment by Harris remaining at the end of 1996 are as shown below:

    Harris                   Forest City
  Partnership                Partnership                             1996 Distribution       Harris Net Investment
    Interest                 Interest        Residential                 to Harris               at 12/31/96
-------------                -----------     -----------             ------------------      ---------------------
      50%                       50%          Lenox Club                   $        0             $   400,347
                                             Arlington, VA

      50%                       50%          Lenox Park                            0                  55,312
                                             Silver Spring, MD

     0.05%                     0.05%         Pavilion                        916,000              (3,062,385)
                                             Chicago, IL

                                             Land Development
                                             ----------------
      50%                       50%          Seven Bridges &related        1,730,694              11,788,452
                                             projects, Woodridge, IL

      45%                       45%          Silver Lakes                  2,412,000               7,607,000
                                             Broward County, FL

      50%                       50%          SLJVII                                0               2,150,000
                                             Broward County, FL

Granite Development Partners, L.P. is a limited partnership in which a Forest City entity is the general partner and which has publicly traded limited partnership units. Harris had a $3,300,000 investment in partnership units at the end of 1996.

Pursuant to a contemplated restructuring of Silver Lakes, Harris will become a passive partner and the Forest City partner will have management control. Harris will be entitled to receive monthly distributions (before distributions to the Forest City partner) of $698,042 each month until a total of $16,753,000 has been distributed to Harris. The Company will also buy from Harris a note payable to Harris for its face amount of $856,227 payable at $74,080 per month.

The Company will also acquire Harris' partnership interest in SLJVII in exchange for the Company's partnership interests in the Seven Bridges partnerships plus a note for $1,382,931 bearing interest at 7% payable in twelve (12) equal monthly installments.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING/COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who are beneficial owners of more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Reporting Persons are required by regulations of the Securities and Exchange Commission to furnish the Company's Corporate Secretary with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Section 16(a) forms received by it, or written representations from Reporting Persons that no Forms 5 were required for those persons, the Company believes that during 1996 all filing requirements applicable to Reporting Persons were complied with except for the following:
Joseph M. Shafran inadvertently filed one Form 4 late to report a transfer of shares of stock.

      PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The authorized capital stock of the Company consists of 1,000,000 shares of preferred stock without par value (none issued at April 15, 1997) and 22,000,000 shares of Common Stock with a par value of $.33 1/3 divided into two classes:
(1) 16,000,000 shares of Class A Common Stock (7,938,583 shares issued and 7,702,633 shares outstanding at April 15, 1997) and (2) 6,000,000 shares of Class B Common Stock (5,548,393 shares issued and 5,409,343 shares outstanding at April 15, 1997).

Of the 16,000,000 shares of Class A Common Stock authorized at January 31,1997, approximately 13,862,000 shares of Class A Common Stock have been issued or are reserved for issuance under the Company's 1994 Stock Option Plan or for issuance upon the conversion of issued Class B Common Stock to Class A Common Stock. Only 2,138,000 additional shares of Class A Common Stock would remain available for issuance under these circumstances. On March 4, 1997, the Company filed a shelf registration statement with the Securities and Exchange Commission for the potential offering on a delayed basis of up to $250 million in debt or equity securities. On May 1, 1997, the Company announced the commencement of an underwritten public offering of up to 1,955,000 shares of Class A Common Stock. The long-term utility of the registration statement will be reduced unless the additional shares of Class A Common Stock are approved.

The Board of Directors have recommended the adoption of an amendment to the Articles of Incorporation to increase the authorized shares of Class A Common Stock from 16,000,000 shares to 48,000,000 shares and Class B Common Stock from 6,000,000 shares to 18,000,000 shares. To effect this change, Article IV of the Articles of Incorporation would be amended to read as follows:

                                   ARTICLE IV

                                  CAPITAL STOCK

         A.  Authorized Shares

         The number of shares which the Corporation is authorized to have issued and outstanding is 67,000,000 shares, consisting of 48,000,000 shares of Class A Common Stock with a par value of $.33 1/3 per share (hereinafter designated "Class A Common Stock"), 18,000,000 shares of Class B Common Stock with a par value of $.33 1/3 per share (hereinafter designated "Class B Common Stock"), and 1,000,000 shares of preferred stock without par value (hereinafter designated
         "Preferred Stock").

The purpose of the increase in authorized shares is to provide additional Common Stock that could be issued for future purposes without further shareholder approval unless required by applicable law, rule or regulation. Future purposes could include affecting acquisitions of other businesses or properties, securing additional financing through the issuance of additional shares or for general corporate purposes. The Company has no definite plan, commitment or understanding at this time to issue any shares of the proposed additional Common Stock. If authorization of any increase in the Common Stock is postponed until a specific need arises, the delay and expense incident to obtaining the approval of stockholders at that time could impair the Company's ability to meet its objectives.

The additional shares of Common Stock issued hereafter would be identical to the Common Stock currently outstanding. No stockholder has any preemptive rights, and issuance of the additional Common Stock could dilute the voting rights of present holders of Common Stock. It is possible, depending upon the transaction in which Common Stock is issued, that issuance of such Common Stock could have a dilutive effect on shareholders' equity and earnings per share attributable to present holders. The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for approval of the proposed amendment to Article IV. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, then such vote will be sufficient to approve such proposal.

     PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

The Board of Directors have recommended the adoption of an amendment to the Articles of Incorporation to increase the authorized shares of preferred stock from 1,000,000 shares to 5,000,000 shares. To effect this change, Article IV of the Articles of Incorporation would be amended to read as follows (numbers in parenthesis represent number of shares if the proposal to increase the number of authorized shares of Common Stock is approved):

                                   ARTICLE IV

                                  CAPITAL STOCK

        A.  Authorized Shares

        The number of shares which the Corporation is authorized to have issued and outstanding is 27,000,000 (71,000,000) shares, consisting of 16,000,000 (48,000,000) shares of Class A Common Stock with a par value of $.33 1/3 per share (hereinafter designated "Class A Common Stock"), 6,000,000 (18,000,000) shares of Class B Common Stock with a par value of $.33 1/3 per share (here inafter designated "Class B Common Stock"), and 5,000,000 shares of preferred stock without par value (hereinafter designated "Preferred Stock").

The purpose of the increase in authorized shares is to provide additional Preferred Stock that could be issued for future purposes without further shareholder approval unless required by applicable law, rule or regulation. Future purposes could include paying stock dividends, subdividing outstanding shares through stock splits, affecting acquisitions of other businesses or properties, securing additional financing through the issuance of additional shares or for general corporate purposes. The Company has no definite plan, commitment or understanding at this time to issue any shares of the proposed additional Preferred Stock. If authorization of any increase in the Preferred Stock is postponed until a specific need arises, the delay and expense incident to obtaining the approval of stockholders at that time could impair the Company's ability to meet its objectives.

The additional shares of Preferred Stock issued hereafter would be identical to the Preferred Stock currently authorized. No stockholder has any preemptive rights. It is possible, depending upon the transaction in which Preferred Stock is issued, that issuance of such Preferred Stock could have a dilutive effect on shareholders' equity and earnings per share attributable to present holders of the Company's Common Stock.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for approval of the proposed amendment to Article IV. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, then such vote will be sufficient to approve such proposal.

                         Description of Preferred Stock
                         ------------------------------

The description set forth below is subject to and qualified in its entirety by reference to the amendments to the Articles of Incorporation of the Company (the "Articles") fixing the preferences, limitations and relative rights of a particular series of Preferred Stock.

                                     General

Under the Articles, the Board of Directors of the Company is currently authorized without further shareholder action, to provide for the issuance of up to 1,000,000 shares of Preferred Stock. The Board of Directors may fix the specific terms of the issuance, including: (i) the designation and authorized number of shares of each series; (ii) the title and liquidation preference per share of such Preferred Stock and the number of shares offered; (iii) the price at which such series will be issued; (iv) the dividend rate, the dates on which dividends shall be payable and the dates from which dividends shall commence to accumulate; (v) any redemption or sinking fund provisions of such series; (vi) any conversion rights; and (vii) any additional dividend, liquidation, redemption, sinking fund and other rights, preferences, privileges, limitations and restrictions of such series.

The Preferred Stock will, when issued, be fully paid and nonassessable. Each series will rank on a parity as to dividends and distributions in the event of a liquidation with each other series of Preferred Stock and, in all cases, will be senior to the Common Stock.

                                 Dividend Rights

Holders of Preferred Stock of each series will be entitled to receive, when, as and if declared by the Board of Directors, out of assets of the Company legally available therefor, cash dividends at such rates and on such dates as determined by the Board of Directors. Holders of Preferred Stock will be entitled to receive dividends in preference to and in priority over dividends on account of Common Stock and will be cumulative from the date determined by the Board of Directors.

So long as any shares of Preferred Stock are outstanding, the Company shall not declare or pay any dividend or make any distribution on account of Common Stock, unless the accrued dividends on each series of Preferred Stock have been declared and paid.

Each series of Preferred Stock will be entitled to dividends as determined by the Board of Directors relating to such series, which may be based upon one or more methods of determination. Different series of Preferred Stock may be entitled to dividends at different dividend rates or based upon different methods of determination. No series of Preferred Stock will be entitled to participate in the earnings or assets of the Company.

                             Rights Upon Liquidation

Upon any dissolution, liquidation or winding-up of the Company, the holders of each series of Preferred Stock will be entitled to receive out of the assets of the Company, whether from capital, surplus or earnings, and before any distribution of any assets is made on account of Class A Common Stock or Class B Common Stock, the amount per share fixed by the Board of Directors for such series of Preferred Stock, plus unpaid dividends to the date fixed for distribution. Holders of Preferred Stock will be entitled to no further participation in any distribution made in conjunction with any such dissolution, liquidation or winding-up.

                                   Redemption

A series of Preferred Stock may be redeemable, in whole or in part, at the option of the Company, and may be subject to mandatory redemption pursuant to a sinking fund, in each case upon terms, at the times, the redemption prices and for the types of consideration as determined by the Board of Directors relating to such series. Where a series of Preferred Stock is subject to mandatory redemption, the Board of Directors will determine the number of shares of such series that will be redeemed by the Company in each year commencing after a date specified, at a redemption price per share specified, together with an amount equal to any accrued and unpaid dividends thereon to the date of redemption.

If, after giving notice of redemption to the holders of a series of Preferred Stock, the Company deposits with a designated bank funds sufficient to redeem such Preferred Stock, then from and after such deposit, all shares called for redemption will no longer be outstanding for any purpose, other than the right to receive the redemption price and the right, if applicable, to convert such shares into Class A Common Stock of the Company prior to the date fixed for redemption.

Preferred Stock is not subject to any mandatory redemption at the option of the holder.

                                  Sinking Fund

The Board of Directors, for any series of Preferred Stock, will determine the terms, if any, of a sinking fund for the purchase or redemption of that series.

                                Conversion Rights

The Board of Directors, for any series of Preferred Stock, will determine the terms, if any, on which shares of that series are convertible into shares of Class A Common Stock. The Preferred Stock will have no preemptive rights.

                                  Voting Rights

Under ordinary circumstances, the holders of Preferred Stock have no voting rights except as required by law. However, if dividends on the Preferred Stock are in arrears for an aggregate of six quarterly dividends upon such shares, the holders of the Preferred Stock, voting as a class, will become entitled to elect two Directors until such time as such arrearages are paid and current dividends paid or declared and funded.

                          Transfer Agent and Registrar

The transfer agent, registrar and dividend disbursement agent for a series of Preferred Stock will be selected by the Company upon any issuance of a series of Preferred Stock. The registrar for shares of Preferred Stock will send notices to shareholders of any meetings at which holders of Preferred Stock have the right to vote on any matter.

                      RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors recommends the ratification of Coopers & Lybrand, L.L.P. Certified Public Accountants, by the shareholders at the annual meeting as the Company's independent auditors for the fiscal year ending January 31, 1998.

Coopers & Lybrand, L.L.P. has indicated that a representative of Coopers & Lybrand, L.L.P. will attend the annual meeting to respond to appropriate questions from shareholders. Their representative will also have the opportunity to make a statement at the meeting.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for the ratification of Coopers & Lybrand, L.L.P. as the Company's independent auditors for the year ended January 31, 1998. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, then such vote will be sufficient to approve such proposal.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

Any shareholder proposals intended to be presented at the Company's 1998 annual meeting of shareholders must be received by the Company at the address below on or before January 4, 1998 for inclusion in the Company's proxy statement and form of proxy relating to the 1998 annual meeting of shareholders.

                                 OTHER BUSINESS

It is not anticipated that matters other than those described in this Proxy Statement will be brought before the meeting for action, but if any other matters properly come before the meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming annual meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's annual report on Form 10-K including the financial statements and schedules and excluding exhibits required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's Common Stock must set forth a good faith representation that, as of the record date for the annual meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting.

Written requests for such report should be directed to :

                               Investor Relations
                          Forest City Enterprises, Inc.
                              10800 Brookpark Road
                              Cleveland, Ohio 44130
                                 www.fceinc.com

                             Effective October, 1997
                               1100 Terminal Tower
                              Cleveland, Ohio 44113

                      COST AND METHOD OF PROXY SOLICITATION

The cost of solicitation will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for their expense in so doing. Officers and other regular employees of the Company may, if necessary, request the return of proxies by telephone, telegram or in person.

      By order of the Board of Directors.

      /s/Thomas G. Smith, Secretary

Cleveland, Ohio
May 14, 1997

CLASS                  FOREST CITY ENTERPRISES, INC.                 CLASS
  A       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF       A
            THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
P
R
O    The undersigned hereby appoints Albert B. Ratner, Samuel H. Miller and
X    Nathan Shafran, and each of them, with full power of substitution,
Y as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the auditorium of the Brooklyn Union Gas Building, One MetroTech Center, Brooklyn, New York 11201, on June 10, 1997 at 9:00 a.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class A Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

        (1) The election of three (3) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

              Nominees: J Maurice Struchen, Michael P. Esposito, Jr., Joan K. Shafran

        (2) The proposed amendment of Articles of Incorporation of the Company to increase the number of Class A and Class B common shares which the Company is authorized to issue as described in the accompanying proxy statement.

        (3) The proposed amendment of Articles of Incorporation of the Company to increase the number of preferred shares which the Company is authorized to issue as described in the accompanying proxy statement.

        (4) The ratification of Coopers & Lybrand, L.L.P. as independent auditors for the Company for the fiscal year ending
              January 31, 1998.

        (5) In their discretion, to vote upon such other business as may properly come before the meeting.

     PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEM 1, 2, 3 AND 4.

                                                                 ------------
                                                                  SEE REVERSE
                                                                     SIDE
                                                                 ------------

X  Please mark your                        SHARES IN YOUR NAME
   votes as in this
   example.

      FOR     WITHHELD             FOR     AGAINST    ABSTAIN            FOR   AGAINST   ABSTAIN

1                                2                                   3

       DIRECTORS                      AUTHORIZE COMMON STOCK             AUTHORIZE PREFERRED STOCK
For, except vote withheld from the
following nominee(s):

-----------------------------------                                      FOR   AGAINST   ABSTAIN

                                                                     4

                                      CHANGE OF
                                       ADDRESS

                                                                                   AUDITORS

                                    ATTEND MEETING
                                  (no ticket required)


                                                                           THE BOARD OF DIRECTORS RECOMMENDS
                                                                           A VOTE FOR ITEMS 1, 2, 3 AND 4.

SIGNATURE(S)                                 DATE
            -----------------------------         -----------------


SIGNATURE(S)                                 DATE
            -----------------------------         -----------------


Note: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

CLASS                  FOREST CITY ENTERPRISES, INC.                 CLASS
  B       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF       B
            THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
P
R
O    The undersigned hereby appoints Albert B. Ratner, Samuel H. Miller and
X    Nathan Shafran, and each of them, with full power of substitution,
Y as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the auditorium of the Brooklyn Union Gas Building, One MetroTech Center, Brooklyn, New York 11201, on June 10, 1997 at 9:00 a.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class B Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

         (1) The election of nine (9) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

              Nominees: Albert B. Ratner, Samuel H Miller, Charles A. Ratner,
                        James A. Ratner, Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen, Brian J. Ratner, Deborah Ratner Salzberg

         (2) The proposed amendment of Articles of Incorporation of the Company to increase the number of Class A and Class B common shares which the Company is authorized to issue as described in the accompanying proxy statement.

         (3) The proposed amendment of Articles of Incorporation of the Company to increase the number of preferred shares which the Company is authorized to issue as described in the accompanying proxy statement.

         (4) The ratification of Coopers & Lybrand, L.L.P. as independent auditors for the Company for the fiscal year ending January 31, 1998.

         (5) In their discretion, to vote upon such other business as may properly come before the meeting.

     PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4.

                                                                 ------------
                                                                  SEE REVERSE
                                                                     SIDE
                                                                 ------------

X  Please mark your                        SHARES IN YOUR NAME
   votes as in this
   example.

      FOR     WITHHELD             FOR     AGAINST    ABSTAIN            FOR   AGAINST   ABSTAIN

1                                2                                   3

       DIRECTORS                      AUTHORIZE COMMON STOCK               AUTHORIZE PREFERRED STOCK
For, except vote withheld from the
following nominee(s):

-----------------------------------                                      FOR   AGAINST   ABSTAIN

                                                                     4

                                      CHANGE OF
                                       ADDRESS

                                                                                   AUDITORS

                                    ATTEND MEETING
                                  (no ticket required)


                                                                           THE BOARD OF DIRECTORS RECOMMENDS
                                                                           A VOTE FOR ITEMS 1, 2, 3 AND 4.

SIGNATURE(S)                                 DATE
            -----------------------------         -----------------


SIGNATURE(S)                                 DATE
            -----------------------------         -----------------


Note: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.